EGA Emerging Global Shares Trust

	CUSIP	NYSE Arca
EGShares Emerging Markets Consumer ETF	268461779	ECON

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.emergingglobaladvisors.com/etfliterature.cfm. You can also get this information at no cost by calling 1-888-800-4347 or by sending an e-mail request to info@egshares.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated July 29, 2014, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Summary Prospectus
August 4, 2014

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not FDIC Insured. May lose value. No bank guarantee.

EGShares Emerging Markets Consumer ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Titans 30 IndexSM (the “ECON Underlying Index”).

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.84%
Distribution and/or Service (12b-1) Fees(1)	0.00%
Total Annual Fund Operating Expenses(2)	0.84%

(1)	The Fund does not anticipate that it will incur any 12b-1 fees during the current fiscal year.
(2)	Emerging Global Advisors, LLC (“EGA” or the “Adviser”) pays all of the expenses of the Fund, except for the Fund’s advisory fee, payments under the Fund’s Rule 12b-1 plan (if any), brokerage expenses, taxes, interest, and litigation expenses, and other extraordinary or merger expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$86	$268	$466	$1,037

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the ECON Underlying Index through investments in equity securities, including, but not limited to, common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world.

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of Emerging Markets Consumer companies that are included in the ECON Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in those securities. The Fund may invest in mid cap companies (i.e., those with market capitalizations between U.S. $2 billion and U.S. $10 billion).

The ECON Underlying Index measures the stock performance of 30 leading emerging market companies in the Consumer Goods and Consumer Services Industries, as defined by S&P Dow Jones Indices LLC’s proprietary industry classification system.

The Fund intends to replicate the constituent securities of the ECON Underlying Index as closely as possible using ADRs, GDRs or ordinary local shares (including through its wholly owned subsidiary in Mauritius (the “Subsidiary”)). In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, Emerging Global Advisors, LLC (“EGA”), investment adviser to the Fund, may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the ECON Underlying Index, but may not track the index with the same degree of accuracy as would an investment vehicle replicating the entire index.

The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the ECON Underlying Index is concentrated. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Principal Risks

Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.

Equity Securities The price of one or more of the equity securities in the Fund’s portfolio may fall. Many factors can adversely affect an equity security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region.

Market Price Variance As an ETF, the Fund’s Shares generally trade in the secondary market on the NYSE Arca, Inc. (the “Exchange”) at market prices that change throughout the day. Although it is expected that the market price of Fund Shares will approximate the Fund’s net asset value per Share (“NAV”), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy Shares of the Fund on the Exchange, and you may receive less than NAV when you sell those Shares on the Exchange.

Non-Correlation The Fund’s return may not match the return of the ECON Underlying Index. The Fund incurs a number of operating expenses that are not reflected in the ECON Underlying Index, including the cost of buying and selling securities. If the Fund is not fully invested, holding cash balances may prevent it from tracking the ECON Underlying Index. In addition, the Fund’s NAV may deviate from the ECON Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the ECON Underlying Index for that security.

Index-Related Risk There is no assurance that the sponsor of the ECON Underlying Index (“Sponsor”) will compile the ECON Underlying Index accurately, or that the ECON Underlying Index will be determined, composed or calculated accurately. While the Sponsor provides descriptions of what the ECON Underlying Index is designed to achieve, the Sponsor does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the ECON Underlying Index will be in line with its described index methodology. Any gains, losses or costs to the Fund that are caused by Sponsor errors will therefore be borne by the Fund and its shareholders.

Market Liquidity for Fund Shares As an ETF, Fund Shares are not individually redeemable securities. There is no assurance that an active trading market for Fund Shares will develop or be maintained. Active market trading of Fund Shares may cause more frequent creations or redemptions of Creation Units, which, if not conducted in-kind, could increase the rate of portfolio turnover and the Fund’s tracking error versus the ECON Underlying Index, as well as generate capital gains taxes.

Non-Diversification The Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Because the Fund may invest a larger percentage of its assets in securities of a single company than a diversified fund, the performance of one company’s securities can have a substantial impact on the Fund’s Share price.

Consumer Concentration Because the ECON Underlying Index is concentrated in the consumer goods and consumer services industries, the Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. The success of consumer goods and consumer services suppliers and retailers is tied closely to the performance of the domestic and international economy, interest rates, currency exchange rates, competition, preferences, and consumer confidence.

Foreign Investment The Fund’s foreign investments may be more volatile because of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, lack of regulatory oversight, or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of the Fund’s portfolio securities.

Emerging Markets Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.

Foreign Currency The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.

Mid Cap Companies Mid cap companies may have greater volatility in price than the stocks of large cap companies due to limited product lines or resources or a dependency upon a particular market niche.

Liquidity In certain circumstances, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of EGA, preventing the Fund from tracking the ECON Underlying Index.

Depositary Receipts Changes in foreign currency exchange rates will affect the value of ADRs or GDRs and, therefore, may affect the value of the Fund’s portfolio. There is no guarantee that a financial institution will continue to sponsor an ADR or GDR, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt.

Passive Management Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted, or whose credit rating was downgraded, unless that security was removed from the ECON Underlying Index. The decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or its adviser.

Issuer Specific Changes The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Cash Transactions In certain instances, the Fund may effect creations and redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax efficient than an investment in a more conventional ETF.

Performance

The performance information that follows shows the Fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance and the index the Fund seeks to track. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For the most current month-end performance data please visit www.emergingglobaladvisors.com or call (888) 800-4347.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Annual Total Return as of December 31

During the periods shown in the bar chart above the Fund’s highest quarterly return was 12.95% (quarter ended March 31, 2012) and the Fund’s lowest quarterly return was -16.14% (quarter ended September 30, 2011).

Year-to-date return (through June 30, 2014): 4.55%.

Average Annual Total Return as of December 31, 2013

	1 Year	Since Inception (9/13/10)
Return Before Taxes	1.66%	9.58%
Return After Taxes on Distributions	1.52%	9.49%
Return After Taxes on Distributions and Sale of Fund Shares	1.12%	7.52%
Dow Jones Emerging Markets Consumer Titans 30 IndexSM (reflects no deduction for fees, expenses or taxes)	2.54%	10.90%

Management

Investment Adviser

Emerging Global Advisors, LLC.

Portfolio Manager

Robert C. Holderith, President of EGA and the lead portfolio manager, is responsible for the day-to-day management of the Fund’s portfolio. Mr. Holderith has been the President of EGA since its founding in 2008, and prior to becoming lead portfolio manager for the Fund in July, 2014, he supervised the portfolio management of the Fund from the Fund’s inception in 2010 through April, 2014.

Purchase and Sale of Fund Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares of the Fund will trade at market prices rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund’s distributions are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally would be taxed when withdrawn from the tax-deferred account.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), EGA may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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EGA Emerging Global Shares Trust To view the Fund’s statutory prospectus or statement of additional information online visit: http://www.emergingglobaladvisors.com/etfliterature.cfm